SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934





Date of report:   February 10, 2000
         (Date of earliest event reported)




                       HANNAFORD BROS. CO.
      (Exact name of registrant as specified in its charter)




            Maine                  1-7603         01-0085930
(State or other jurisdiction of  (Commission   (I.R.S. Employer
 incorporation or organization)   File No.)   Identification No.)




        145 Pleasant Hill Road, Scarborough, Maine  04074
       (Address of principal executive offices) (Zip code)




Registrant's telephone number:  (207) 883-2911





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Item 5.  Other Events.

     On February 10, 2000, the shareholders of Hannaford Bros. Co. voted to approve a proposed merger transaction with Delhaize America, Inc. A press release announcing the vote is filed as an exhibit.

     On February 14, 2000, Hannaford Bros. Co. completed the sale of a majority interest in HomeRuns.com. The purchaser was The Cypress Group, L.L.C. A press release announcing the transaction is filed as an exhibit.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

         99.1 Press release dated February 10, 2000, announcing shareholder approval of the merger transaction.

             99.2 Press release dated February 14, 2000, announcing completion of sale of a majority interest in HomeRuns.com.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   HANNAFORD BROS. CO.


                                    /s/ Charles H. Crockett
                                   --------------------------
Date: February 22, 2000              By:  Charles H. Crockett
                                         Assistant Secretary


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                                HANNAFORD BROS. CO.

                                  EXHIBIT INDEX

Exhibit

Number            Description

99.1 Press Release dated February 10, 2000, announcing shareholder approval of merger transaction.

99.2 Press release dated February 14, 2000, announcing completion of sale of majority interest in HomeRuns.com.